Exhibit 10.4

AMENDMENT TO

GAME YOUR GAME, INC.

2016 EQUITY INCENTIVE PLAN

This Amendment (this “Amendment”) to the Game Your Game, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), is made effective as of 31 March, 2021 (the “Effective Date”). Captialized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the 2016 Plan.

WHEREAS, the Board of Directors (the “Board”) of Game Your Game, Inc., a Delaware corporation (the “Company”) adopted, and the stockholders of the Company approved, the 2016 Plan on December 20, 2016;

WHEREAS, the Board has the authority to amend the 2016 Plan pursuant to and in accordance with Section 13.3 of the 2016 Plan; and

WHEREAS, the Board desires to amend the 2016 Plan to decrease the number of Shares reserved and available for grant and issuance under the 2016 Plan.

NOW, THEREFORE, the 2016 Plan is hereby amended as follows, effective as of the Effective Date:

1.	The first sentence of Section 2.1 of the 2016 Plan is hereby amended and restated in its entirety to read as follows:

Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 58,000 Shares.

2	This Amendment shall be and, as of the Effective Date, is hereby incorporated in and forms a part of the 2016 Plan.

3	Except as expressly amended by this Amendment, all terms and conditions of the 2016 Plan shall remain in full force and effect.

[Signature Page Follows]

The undersigned hereby certifies that the foregoing Amendment to the 2016 Plan was duly adopted by the Board on March 24, 2021.

/s/ Dominic Poole
Dominic Poole
Chief Financial Officer